Exhibit 10.25
NOBLE ENERGY, INC.
1992 STOCK OPTION AND RESTRICTED STOCK PLAN

2013 RESTRICTED STOCK AGREEMENT
[2-YEAR TIME VESTED]

THIS AGREEMENT, made and entered into as of the _____ day of ____________, 2013, by and between NOBLE ENERGY, INC., a Delaware corporation (the “Company”), and _________________________ (“Employee”),

WITNESSETH THAT:

WHEREAS, the Compensation, Benefits and Stock Option Committee of the Company’s Board of Directors (the “Committee”), acting under the Company’s 1992 Stock Option and Restricted Stock Plan as amended and restated effective April 26, 2011 (the “Plan”), has the authority to award restricted shares of the common stock of the Company to certain employees of the Company or an Affiliate; and
WHEREAS, pursuant to the Plan the Committee has determined to make such an award to Employee on the terms and conditions and subject to the restrictions set forth in the Plan and this Agreement, and Employee desires to accept such award;
NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Restricted Stock Award. On the terms and conditions and subject to the restrictions, including forfeiture, hereinafter set forth, the Company hereby awards to Employee, and Employee hereby accepts, a restricted stock award (the “Award”) of __________ shares (the “Restricted Shares”) of common stock, par value $0.01 share, of the Company. The Award is made effective as of _______________, 2013 (the “Effective Date”). The Restricted Shares shall be issued in book-entry or stock certificate form in the name of Employee as of the Effective Date and delivered to Employee on the Effective Date or as soon thereafter as practicable. Employee shall take all such action as may be requested by the Company to cause the Restricted Shares to be deposited with the Company, together with any executed stock powers and/or other instruments of transfer reasonably requested by the Company, to be held by the Company in escrow for Employee’s benefit until such time as the Restricted Shares are either forfeited by Employee to the Company or the restrictions thereon terminate as set forth in this Agreement.
2.Vesting and Forfeiture.
(a)    Until the second anniversary of the Effective Date, (i) the Restricted Shares shall be subject to being forfeited by Employee to the Company as provided in this Agreement, and (ii) Employee may not sell, assign, transfer, discount, exchange, pledge or otherwise encumber or dispose of any of the Restricted Shares unless the restrictions applicable to such shares have terminated in accordance with the provisions of this Agreement or the Plan.
(b)    If Employee remains employed by the Company or an Affiliate until:
(1)    the first anniversary of the Effective Date, then on such anniversary date 40% of the Restricted Shares (or if such percentage results in a number of shares that includes a fraction, then the next lower whole number of shares) shall become nonforfeitable and the other restrictions applicable hereunder to such shares shall terminate; and
(2)    the second anniversary of the Effective Date, then on such anniversary date the remainder of the Restricted Shares shall become nonforfeitable and the other restrictions applicable hereunder to such shares shall terminate.
As soon as practicable (but in no event later than 60 days) after the termination of the restrictions applicable hereunder to a portion of the Restricted Shares, such portion of the Restricted Shares, together with any dividends or other distributions with respect to such shares then being held by the Company pursuant to the provisions of this Agreement, shall be delivered to Employee free of such restrictions.
(c)    If Employee’s employment with the Company or an Affiliate terminates prior to the second anniversary of the Effective Date by reason of Employee’s death or Disability, the restrictions applicable hereunder to all of the Restricted Shares that are still subject to the restrictions of this Agreement shall terminate, and as soon as practicable (but in no event later than 60 days) after such termination of employment the Restricted Shares, together with any dividends or other distributions with respect to such shares then being held by the Company pursuant to the provisions of this Agreement, shall be delivered to Employee (or in the event of Employee’s death, to Employee’s estate) free of such restrictions. If Employee’s employment with the Company or an Affiliate terminates prior to the second anniversary of the Effective Date for any reason other than Employee’s death or Disability, then on the date of such termination of employment all of the Restricted Shares that are still subject to the restrictions of this Agreement shall be forfeited by Employee and transferred to the Company at no cost to the Company.
(d)    If a Change in Control (as defined in Section 2(f) hereof) occurs prior to the second anniversary of the Effective Date and while Employee is employed by the Company or an Affiliate, all of the Restricted Shares that are still subject to the restrictions of this Agreement shall become nonforfeitable and the other restrictions applicable hereunder to such shares shall terminate. As soon as practicable (but in no event later than 60 days) after the termination of such restrictions the Restricted Shares (and/or any successor securities or other property attributable to the Restricted Shares that may result from the Change in Control), together with any dividends or other distributions with respect to such shares then being held by the Company pursuant to the provisions of this Agreement, shall be delivered to Employee free of such restrictions.

(e)    For the purposes of this Agreement, transfers of employment without interruption of service between or among the Company and its Affiliates shall not be considered a termination of employment.
(f)    A “Change in Control” shall be deemed to have occurred for purposes of this Agreement if:
(1)    individuals who, as of the date hereof, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least fifty-one percent (51%) of the Board of Directors of the Company, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board;
(2)    the stockholders of the Company shall approve a reorganization, merger or consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own outstanding voting securities representing at least fifty-one percent (51%) of the combined voting power entitled to vote generally in the election of directors (“Voting Securities”) of the reorganized, merged or consolidated company;
(3)    the stockholders of the Company shall approve a liquidation or dissolution of the Company or a sale of all or substantially all of the stock or assets of the Company; or
(4)    any “person,” as that term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its subsidiaries, or any entity organized, appointed or established by the Company for or pursuant to the terms of such a plan), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person (as well as any “Person” or “group” as those terms are used in Sections 13(d) and 14(d) of the Exchange Act), shall become the “beneficial owner” or “beneficial owners” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate twenty-five percent (25%) or more of either (A) the then outstanding shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) or (B) the Voting Securities of the Company, in either such case other than solely as a result of acquisitions of such securities directly from the Company. Without limiting the foregoing, a person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, or to direct the voting of, or to dispose, or to direct the disposition of, Common Stock or other Voting Securities of the Company shall be deemed the beneficial owner of such Common Stock or Voting Securities.
Notwithstanding the foregoing, a “Change in Control” of the Company shall not be deemed to have occurred for purposes of subparagraph (4) of this Section 2(f) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Common Stock or other Voting Securities of the Company outstanding, increases (i) the proportionate number of shares of Common Stock beneficially owned by any person to twenty-five percent (25%) or more of the shares of Common Stock then outstanding or (ii) the proportionate voting power represented by the Voting Securities of the Company beneficially owned by any person to twenty-five percent (25%) or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (i) or (ii) of this sentence shall thereafter become the beneficial owner of any additional shares of Common Stock or other Voting Securities of the Company (other than a result of a stock split, stock dividend or similar transaction), then a Change in Control of the Company shall be deemed to have occurred for purposes subparagraph (4) of this Section 2(f).
3.Rights as Shareholder. Subject to the provisions of this Agreement, upon the issuance of the Restricted Shares to Employee, Employee shall become the owner thereof for all purposes and shall have all rights as a stockholder, including voting rights and the right to receive dividends and distributions, with respect to the Restricted Shares. If the Company shall pay or declare a dividend or make a distribution of any kind, whether due to a reorganization, recapitalization or otherwise, with respect to the shares of Company common stock constituting the Restricted Shares, then the Company shall pay or make such dividend or other distribution with respect to the Restricted Shares; provided, however, that with respect to any of the Restricted Shares that are still subject to the restrictions of this Agreement, the cash, stock or other securities and other property constituting such dividend or other distribution pertaining to such Restricted Shares shall be held by the Company subject to the restrictions applicable hereunder to such Restricted Shares until such Restricted Shares are either forfeited by Employee and transferred to the Company or the restrictions thereon terminate as set forth in this Agreement. If the Restricted Shares with respect to which such dividend or distribution was paid or made are forfeited by Employee pursuant to the provisions hereof, then Employee shall not be entitled to receive such dividend or distribution and such dividend or distribution shall likewise be forfeited and transferred to the Company. If the restrictions applicable to the Restricted Shares with respect to which such dividend or distribution was paid or made terminate in accordance with the provisions of this Agreement, then Employee shall be entitled to receive such dividend or distribution with respect to such shares, without interest, and such dividend or distribution shall likewise be delivered to Employee.
4.Withholding Taxes.
(a)Employee may elect, within 30 days of the Effective Date and on notice to the Company, to realize income for federal income tax purposes equal to the fair market value of the Restricted Shares on the Effective Date. In such event, Employee shall make arrangements satisfactory to the Company or the appropriate Affiliate to pay in the year of the Award any federal, state or local taxes required to be withheld with respect to such shares. Such arrangements may include, to the extent such arrangements are acceptable to the Company or such Affiliate and do not provide for tax withholding in amounts in excess of the minimum withholding requirements contemplated by SFAS 123(R), the transfer of shares of Common Stock, other than the Restricted Shares, to the Company or such Affiliate for application to satisfy such withholding requirements on the basis of the Fair Market Value of such shares on the date of transfer to the Company or such Affiliate. If Employee fails to make such payments, then any provision of this Agreement to the contrary notwithstanding, the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct from any payments of any kind otherwise due from the Company or an Affiliate to or with respect to Employee, whether or not pursuant to this Agreement, or the Plan and regardless of the form of payment, any federal, state or local taxes of any kind required by law to be withheld with respect to the Restricted Shares.
(b)If no election is made by Employee pursuant to Section 4(a) hereof, then upon the termination of the restrictions applicable hereunder to the Restricted Shares, Employee (or in the event of Employee’s death, the administrator or executor of Employee’s estate) will pay to the Company or the appropriate Affiliate, or make arrangements satisfactory to the Company or such Affiliate regarding payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the Restricted Shares. Such arrangements may include, to the extent such arrangements are acceptable to the Company or such Affiliate and do not provide for tax withholding in amounts in excess of the minimum withholding requirements contemplated by SFAS 123(R), the transfer of Restricted Shares that have become nonforfeitable and no longer subject to restrictions hereunder or other shares of Common Stock to the Company or such Affiliate for application to satisfy such withholding requirements on the basis of the Fair Market Value of such shares on the date of transfer to the Company or such Affiliate. If Employee (or in the event of Employee’s death, the administrator or executor of Employee’s estate) fails to make such payments, then any provision of this Agreement to the contrary notwithstanding, the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct from any payments of any kind otherwise due from the Company or an Affiliate to or with respect to Employee, whether or not pursuant to this Agreement, or the Plan and regardless of the form of payment, any federal, state or local taxes of any kind required by law to be withheld with respect to the Restricted Shares.
5.Reclassification of Shares. In case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including the right to receive cash or other property) of the Restricted Shares (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), to the extent the Committee determines that such is necessary to reflect such corporate action, the Committee shall take such further actions, if any, as it determines to be appropriate to provide that the Restricted Shares shall take the form of the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Company), property, cash or any combination thereof receivable upon such consolidation or merger.

6.Effect on Employment. Nothing contained in this Agreement shall confer upon Employee the right to continue in the employment of the Company or an Affiliate, or affect any right which the Company or an Affiliate may have to terminate the employment of Employee.
7.Legend. Any certificate representing the Restricted Shares shall conspicuously set forth on the face or back thereof, in addition to any legends required by applicable law or other agreement, a legend in substantially the following form:
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THE TERMS OF THE NOBLE ENERGY, INC. 1992 STOCK OPTION PLAN AND RESTRICTED STOCK PLAN AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, DISCOUNTED, EXCHANGED, PLEDGED OR OTHERWISE ENCUMBERED OR DISPOSED OF IN ANY MANNER, EXCEPT AS SET FORTH IN THE TERMS OF THE AGREEMENT EMBODYING THE AWARD OF SUCH SHARES DATED _________________. A COPY OF SUCH AGREEMENT IS ON FILE IN THE OFFICE OF THE COMPANY.
8.Assignment. The Company may assign all or any portion of its rights and obligations under this Agreement. The Award, the Restricted Shares and the rights and obligations of Employee under this Agreement may not be sold, assigned, transferred, discounted, exchanged, pledged or otherwise encumbered or disposed of by Employee other than by will or the laws of descent and distribution.
9.Binding Effect. This Agreement shall be binding upon and inure to the benefit of (i) the Company and its successors and assigns, and (ii) Employee, and Employee’s heirs, devisees, executors, administrators and personal representatives.
10.Amendment. This Agreement may be amended or terminated at any time by an instrument in writing to such effect executed by both parties.
11.Notices. All notices required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given or made if (i) delivered personally, (ii) transmitted by first class registered or certified United States mail, postage prepaid, return receipt requested, (iii) sent by prepaid overnight courier service, or (iv) sent by telecopy or facsimile transmission, answer back requested, to the person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith. Such notices shall be effective (i) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (ii) if mailed, upon the earlier of five days after deposit in the mail or the date of delivery as shown by the return receipt therefor, or (iii) if sent by telecopy or facsimile transmission, when the answer back is received. The Company or Employee may change, at any time and from time to time, by written notice to the other, the address that the Company or Employee had theretofore specified for receiving notices. Until such address is changed in accordance herewith, notices under this Agreement shall be delivered or sent (i) to Employee at Employee’s address as set forth in the records of the Company, or (ii) to the Company at the principal executive offices of the Company clearly marked “Attention: Lee Robison”.
12.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to its principles of conflict of laws.
13.Severability. If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any such provision shall be deemed to be so limited and shall be enforceable by limitation thereof, then the provision shall be so limited and shall be enforceable to the maximum extent permitted by applicable law.
14.Further Assurances. The parties agree to execute such additional instruments and to take all such further action as may be reasonably necessary to carry out the intent and purposes of this Agreement.
15.Entire Agreement. This Agreement and the Plan set forth the entire agreement between the parties with respect to the subject matter hereof, and supersede all prior agreements and understandings, whether written or oral, between the parties with respect to the subject matter hereof.
16.Subject to Plan. The Award, the Restricted Shares and this Agreement are subject to all of the terms and conditions of the Plan as amended from time to time. In the event of any conflict between the terms and conditions of the Plan and those set forth in this Agreement, the terms and conditions of the Plan shall control. Capitalized terms not defined in this Agreement shall have the meaning set forth in the Plan.
17.Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement.
18.Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only, do not constitute a part of this Agreement, and shall not affect in any manner the meaning or interpretation of this Agreement.
19.References. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.
20.Electronic Documentation. Any provision of this Agreement to the contrary notwithstanding, provisions in this Agreement setting forth a requirement for delivery of a written notice, agreement, consent, acknowledgement, or other documentation in writing, including a written signature, may be satisfied by electronic delivery of such notice, agreement, consent, acknowledgement, or other documentation, in a manner that the

Committee has prescribed or that is otherwise acceptable to the Committee, provided that evidence of the intended recipient’s receipt of the electronic delivery is available to the Committee and that such delivery is not prohibited by applicable laws and regulations.
[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Company and Employee have executed this Agreement as of the date first written above.

NOBLE ENERGY, INC.

By:
Name:
Title:

EMPLOYEE

Employee Signature

Employee Printed Name

STOCK POWER AND ASSIGNMENT
SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan 2013 Restricted Stock Agreement [2-Year Time Vested] dated as of _________________________ (the “Agreement”), the undersigned Employee hereby sells, assigns and transfers unto Noble Energy, Inc., __________ shares of the Common Stock, $0.01 par value per share, of Noble Energy, Inc., a Delaware corporation (the “Company”), standing in the undersigned's name on the books of the Company, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT.

Dated:

EMPLOYEE:

Name Printed: